UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): July 28th, 2003

BANYAN CORPORATION
(Exact name of registrant as specified in its chapter)

OREGON	000-26065	84-1346327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 500, 1925 Century Park East, Los Angeles, California 90067
(Address of principal executive offices)(Zip Code)

(800) 808-0899
(Registrant's telephone number, including area code)

ITEM 1. Changes in Control of Registrant

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

Not Applicable

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrant's Certifying Accountant

Not Applicable

ITEM 5. Other Events and Regulation FD Disclosure

On July 28th, 2003 the Registrant publicly disseminated a press release announcing that its subsidiary, Chiropractic USA, Inc. has entered into a Franchise Agreement as well as an Area Representative Agreement for the State of Michigan with Dr. Marc VanHoogstraat of Oxford, Michigan. The Franchise Agreements call for the conversion of Dr. VanHoogstraat’s existing clinic to convert to Chiropractic USA franchised clinics effective September 1st, 2003. The Area Representative Agreement calls for the development of up to 100 Chiropractic USA franchised clinics in Michigan over the course of the term. Chiropractic USA is currently negotiating similar Area Representative Agreements in various other areas of the United States.

The information contained in the Press Release is incorporated herein by reference and filed as exhibit 99.1 hereto.

ITEM 6. Resignations of Registrant's Directors

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired
Not Applicable

(b)	Pro forma financial information
Not Applicable

(c)	Exhibits
The following Exhibits are filed as a part of this disclosure statement: 99.1 The Registrant’s Press Release dated July 28th, 2003.

ITEM 8. CHANGES IN FISCAL YEAR.

Not Applicable

ITEM 9. REGULATION FD DISCLOSURE.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANYAN CORPORATION
(Registrant)

Date:	July 28th, 2003	/s/	Michael J. Gelmon
Michael J. Gelmon
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit		Sequential
Number	Description	Page Number

99.1	The Registrant’s Press Release dated July 28th, 2003